UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2025

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., #400 Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Employee Settlement Agreements

Effective as of January 13, 2025, Limitless X Holdings, Inc. (the “Company”) entered into a Settlement Agreement and Release of Claims (each, a “Settlement Agreement” together, the “Settlement Agreements”) with each of (a) Jaspreet Mathur, the Company’s Chief Executive Officer; (b) Rob D. Cucher, the Company’s Vice President of Legal Affairs; (c) Danielle Young, the Company’s Chief Operating Officer, (d) Benjamin Chung, the Company’s Chief Financial Officer, and (e) two (2) non-executive employees (each individual in (a)-(e), an “Employee”).

Under the Settlement Agreements, the Company issued an aggregate of 1,340,598 shares of its common stock to each Employee a party thereto (each issuance, a “Settlement Payment”) in exchange and in full and complete consideration for such Employee’s execution of the Settlement Agreement, and in full and complete consideration for the resolution of any and all issues related to such Employee’s employment (in particular, disputes or claims arising out of compensation allegedly owed and unpaid to such Employee during the period beginning on September 1, 2024 and ending on December 20, 2024 (“Accrual Period”). Each Employee agreed that the Settlement Payment payable to it was above-and-beyond any prior or deferred wages due to such Employee during the Accrual Period. The number of shares issued to each Employee in the Settlement Agreement was calculated using the Company’s average stock price during the Accrual Period, which was $0.40 per share. The Settlement Payment to each Employee was as follows: (a) to Mr. Mathur, 729,155 shares of the Company’s common stock, the equivalent of $291,662; (b) to Mr. Cucher, 182,280 shares of the Company’s common stock, the equivalent of $72,912; (c) to Ms. Young, 145,833 shares of the Company’s common stock, the equivalent of $58,333; (d) to Mr. Chung, 130,205 shares of the Company’s common stock, the equivalent of $52,082; and (e) to the non-executive employees, an aggregate of 153,125 shares of the Company’s common stock, the equivalent of $61,250 of wages owed in the aggregate. The shares of the Company’s common stock issued to each Employee are “restricted securities” as defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) and are subject to restrictions on transfer and sale under applicable state and federal securities laws (“Restricted Stock”).

The foregoing description of the Settlement Agreements is qualified in its entirety by reference to the full text of each Settlement Agreement, and a copy of the form of Settlement Agreement signed by each Employee is attached hereto as Exhibit 10.1.

Debt Conversion Agreements with Certain Vendors

On January 13, 2025, the Company entered into debt conversion agreements with 4 vendors (the “Vendor Debt Agreements”) to settle outstanding debts in the aggregate amount of $7,963,978.93. Under the Vendor Debt Agreements, the Company issued an aggregate of 320,094 shares of Class C Stock (defined below in Item 3.02). These shares can convert into 32,009,400 shares of the Company’s common stock. The Class C Stock was priced to each vendor at 12.5% of the total amount of the debt owed to each vendor plus agreed upon interest at 12.5%. The shares of the Company’s Class C Stock and shares of the Company’s common stock issuable upon conversion of the Class C Stock are “restricted securities” as defined in Rule 144 of the Securities Act and are subject to restrictions on transfer and sale under applicable federal and state securities laws.

The foregoing description of the Vendor Debt Agreements is qualified in its entirety by reference to the full text of each Vendor Debt Agreement, and a copy of the form of the Vendor Debt Agreement signed by each vendor is attached hereto as Exhibit 10.2.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Items 1.01, 3.03, and 8.01 of this Current Report and the Exhibits attached to this Current Report are incorporated herein by reference into this Item 3.02.

Effective as of January 13, 2025, the Company issued an aggregate of 3,285,598 shares of its common stock, which exceeds 5% of its issued and outstanding common stock, to (i) its executive officers and employees in connection with the Settlement Agreements and (ii) as fees for Board service for the last two years. As a result of these issuances, the Company has an aggregate of 12,308,613 shares of common stock issued and outstanding common stock as of January 14, 2025.

Effective as of January 13, 2025, the Company issued 320,094 shares of its Class C Convertible Preferred Stock (the “Class C Stock”) to 4 vendors to settle outstanding debts of $7,963,978.93. The Class C Stock is convertible into 32,009,400 shares of the Company’s common stock at any time at the option of the holder of the Class C Stock.

Shares of the Company’s common stock and the Class C Stock issued in the transactions described herein are exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act. Each of the executive officers, directors, employees, and vendors is an “accredited investor” as defined in Regulation D or “sophisticated investor” and was acquiring the shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the shares of the Company’s common stock and the Class C Stock were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, on January 2, 2025, the Company filed a Certification of Designation of Class C Convertible Preferred Stock with the Secretary of State of Delaware and in accordance with the Delaware General Corporation Law (the “Original Certificate of Designation”).

On January 9, 2025, the Company filed an Amended and Restated Certificate of Designation of Class C Convertible Preferred Stock (the “Amended and Restated Certificate of Designation”) with the Secretary of State of Delaware and in accordance with the Delaware General Corporation Law. The Amended and Restated Certificate of Designation was approved by the Company’s board of directors (the “Board”) on January 3, 2025. The Amended and Restated Certificate of Designation amends and restates the Original Certificate of Designation to remove a beneficial ownership limitation of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of the Company’s common stock issuable upon conversion of Class C Stock held by the applicable holder.

The summary of the rights, privileges and preferences of the Class C Stock described above in this Item 3.03 is qualified in its entirety by reference to the Amended and Restated Certificate of Designation, which is attached to this Current Report as Exhibit 3.1.

The information contained in the section titled Debt Conversion Agreements with Certain Vendors in Item 1.01 of this Current Report and the entire text of the form Vendor Debt Agreement attached to this Current Report as Exhibit 10.2 are incorporated into this Item 3.03 by reference.

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the section titled Employee Settlements Agreements of Item 1.01 of this Current Report is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report is incorporated by reference into this Item 5.03.

Item 8.01 Other Information

Effective as of January 13, 2025, the Board granted in the aggregate 1,945,000 shares of the Company’s common stock to its directors in connection with their services as directors of the Company between May 20, 2022, through December 31, 2024 (the “Director Payments”). The number of shares issued to the directors was calculated using the Company’s average stock price during the last year, which was $0.50 per share. The Director Payments consisted of: (a) 315,000 shares to Jaspreet Mathur for his accrued director fees of $157,500; (b) 315,000 shares to Bharat Raj Mathur for his accrued director fees of $157,500; (c) 315,000 shares to Amanda Saccomanno for her accrued director fees of $157,500; (d) 260,000 shares to Dan Fleyshman for his accrued director fees of $130,000; (e) 260,000 shares to Leon Anderson for accrued director fees of $130,000; (f) 240,000 shares to Michael Braun for accrued director fees of $120,000; and (g) 240,000 shares to Hassan Iddrissu for his accrued director fees of $120,000. No director received any compensation for his or her Board services prior to this date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

3.1	Amended and Restated Certificate of Designation of Class C Convertible Preferred Stock of Limitless X Holdings Inc.
10.1	Form of Settlement Agreement
10.2	Form of Vendor Debt Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limitless X Holdings Inc.

Date: January 15, 2025	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer